September 30, 2007 Supplemental Information (Unaudited ) Exhibit 99.2

1 September 30, 2007—
Disclaimer
Certain information contained in this document includes forward-
looking statements.  Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,”
“anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.
All forward-looking statements included in this document are based on information available to us on the date hereof.  These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements.
These risks and uncertainties include (without limitation) the following:
deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our most recent annual report on Form 10-K and any subsequent
quarterly reports on Form 10-Q filed with the SEC.

2 September 30, 2007—
Contents
Portfolio Performance Measures Definitions
Medical Office Building Portfolio Performance Metrics
Unconsolidated JV Portfolio Performance Metrics
Geographic Benchmarks
Tenant Benchmarks
Consolidated Portfolio Performance Metrics—Same Store and Total
Portfolio Summary
Financial Measures Definitions
21
PORTFOLIO OVERVIEW_____________________________________________________________________
3RD
Quarter 2007 Investments
16
INVESTMENTS & DISPOSITIONS________________________________________________________________
Lease Expirations and Mortgage Loans Receivable Principal Payments
Expected Dispositions
Year to Date 3rd
Quarter 2007 Investments
Unconsolidated Joint Venture Financial Statements
Interest and Fixed Charge Coverage
Debt Maturities and Debt Composition
Capitalization
Consolidated Balance Sheets
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of Net Income to Funds From Operations (FFO)
Consolidated Statement of Operations
4
FINANCIAL RESULTS_________________________________________________________________________
3
COMPANY FACT SHEET______________________________________________________________________

3 September 30, 2007—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by
Moody’s, Standard & Poors and Fitch.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$3.5 billion in healthcare real estate
536 properties in 43 states
274 Assisted and Independent Living
193 Skilled Nursing
28  Medical Office Buildings
20 Other
21  Unconsolidated JV Facilities
Over 80 multi-facility operators
Market Facts
Enterprise Value
$4.5 billion
Closing Price
$30.13
Market Capitalization
$3.0 billion
Dividend & Yield
$1.64 (5.4%)
52 week range
$22.63 – $35.01
Shares Outstanding
92.1 million
Company Profile
Investor Highlights
Our Portfolio
WI
(6%)
MA
(9%)
FL
(6%)
CA
(9%)
TX
(14%)
Credit Ratings
S&P  BBB-
Moody’s Baa3
Fitch BBB-
as of September 30, 2007
as of September 30, 2007

4 September 30, 2007— FINANCIAL RESULTS

5 September 30, 2007—
Consolidated Statement of Operations
In thousands, except per share data
2007 2006 2007 2006
Revenues:
Triple net lease rent $          76,904 $          61,242 $        218,757 $        163,333
Medical office building operating rent                3,560 2,479               9,133               6,902
             80,464              63,721            227,890            170,235
Interest and other income                6,566                4,060              15,845                9,866
             87,030              67,781            243,735            180,101
Expenses:
Interest and amortization of deferred financing costs              25,387              24,890              75,484              65,492
Depreciation and amortization              25,880              19,886              71,337              51,174
General and administrative                6,087                4,165              17,501              11,819
Medical office building operating expenses                1,897 1,513                              5,103 3,895
             59,251              50,454            169,425            132,380
Income before minority interest and unconsolidated joint venture
             27,779              17,327              74,310              47,721
Minority interest in net loss of consolidated joint ventures 76                     160                                    139 287
Income from unconsolidated joint venture 547                             --- 1,242                          ---
Gain on sale of facilities to joint venture 29,350                        ---              29,949            ---
Income from continuing operations              57,752              17,487            105,640              48,008
Discontinued operations
Gain on sale of facilities, net 39                     8,682                            61,285              17,508
Income (loss) from discontinued operations                   (49)                5,550                4,297              17,305
                  (10)              14,232              65,582              34,813
Net income
57,742             31,719             171,222           82,821
Preferred stock dividends              (3,791)              (3,791)            (11,372) (11,372)
Income available to common stockholders 53,951 $          27,928 $          159,850 $        71,449 $
Basic earnings per share (EPS):
Income from continuing operations excluding gains
$              0.27 $              0.17 $              0.72 $              0.49
Gains in income from continuing operations
                 0.32                      -                    0.33                      -
Income from continuing operations                  0.59                  0.17                  1.05                  0.49
Discontinued operations -                   0.17                 0.73                 0.46
Income available to common stockholders
$              0.59 $              0.34 $              1.78 $              0.95
Diluted EPS:
Income from continuing operations excluding gains
$              0.28 $              0.17 $              0.71 $              0.49
Gains in income from continuing operations
                 0.30                      -                    0.33                      -
Income from continuing operations                  0.58                  0.17                  1.04                  0.49
Discontinued operations -                   0.17                 0.73                 0.46
Income
$              0.58 $              0.34 $              1.77 $              0.95
Weighted average shares outstanding for EPS:
Basic
             91,089              81,679              89,690              74,959
Diluted
             96,255              82,003              90,158              75,288
Series B Convertible Preferred Dividends in Diluted EPS
$            2,062 $                 -   $                 -   $                 -
Three Months Ended September 30, Nine Months Ended September 30,

6 September 30, 2007—
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2007 2006 2007 2006
Net income to FFO
Net income 57,742 $             31,719 $             171,222 $           82,821 $
Preferred stock dividends (3,791)                 (3,791)                 (11,372)               (11,372)
Real estate related depreciation and amortization 25,799                21,319                72,375                55,869
Depreciation in income from unconsolidated joint venture 503                                          --- 1,034                                      ---
Gains on sale of facilities (29,389)               (8,682)                 (91,234)               (17,508)
FFO available to common stockholders 50,864                40,565                142,025              109,810
Series B preferred dividend add-back 2,062                  2,062                  6,187                  6,187
Diluted FFO 52,926                42,627                148,212              115,997
Impairments                     ---                     ---                     --- 83
Non-recurring settlement of delinquent tenant obligations (1,965)                                     ---                 (1,965)                     ---
Normalized diluted FFO
50,961 $             42,627 $             146,247 $           116,080 $
Weighted average shares outstanding for FFO
Diluted weighted average shares outstanding 96,255                82,003                90,158                75,288
Series B preferred stock add-back -                       4,689                  4,704                  4,686
Fully diluted weighted average shares outstanding 96,255                86,692                94,862                79,974
Diluted per share amounts:
FFO 0.55 $                 0.49 $                 1.56 $                 1.45 $
Normalized FFO 0.53 $                 0.49 $                 1.54 $                 1.45 $
Dividends declared per common share 0.41 $                 0.39 $                 1.23 $                 1.15 $
Normalized FFO payout ratio 77% 80% 80% 79%
Normalized FFO Coverage
1.29                     1.26                     1.25                     1.26
Reconciliation of 2007 Net Income Guidance to 2007 Diluted FFO Guidance
Low High
Net income 2.36 $                 2.38 $
Less: preferred stock dividends (0.06)                   (0.06)
Real estate related depreciation and amortization 1.08                     1.08
Less: gains on sale (1.19)                   (1.19)
Dilution from convertible preferred stock (0.12)                   (0.12)
Diluted FFO guidance 2.07                     2.09
Non-recurring settlement of delinquent tenant obligations                   (0.02)                   (0.02)
Normalized diluted FFO guidance $                2.05 $                2.07
In thousands, except per share data
Three Months Ended September 30, Nine Months Ended September 30,

7 September 30, 2007—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
See Financial Measures Definitions
2007 2006 2007 2006
Net income to FAD:
Net income 57,742 $             31,719 $             171,222 $           82,821 $
Preferred stock dividends (3,791)                 (3,791)                 (11,372)               (11,372)
Real estate related depreciation and amortization 25,799                21,319                72,375                55,869
Gains on sale of facilities (29,389)               (8,682)                 (91,234)               (17,508)
Straight-lined rent (226)                     (386)                     (1,924)                 (391)
Amortization of above and below market lease intangibles (49)                       75                        38                        217
Non-cash stock-based compensation expense 1,248                  659                      3,486                  1,853
Deferred finance cost amortization 683                      750                      2,066                  1,947
Lease commissions and tenant and capital improvements (565)                     (542)                     (1,498)                 (1,269)
Impairments                     ---                     ---                     --- 83
NHP's share of FAD reconciling items from unconsolidated joint venture
Real estate related depreciation and amortization 503                                          --- 1,034                                      ---
Deferred finance cost amortization 6                                              --- 10                                            ---
FAD available to common stockholders 51,961                41,121                144,203              112,250
Series B preferred dividend add-back 2,062                  2,062                  6,187                  6,187
Diluted FAD
54,023                43,183                150,390              118,437
Non-recurring settlement of delinquent tenant obligations (1,965)                                     --- (1,965)                                     ---
Normalized diluted FAD 52,058 $             43,183 $             148,425 $           118,437 $
Weighted average shares outstanding for FAD
Weighted average shares outstanding 96,255                82,003                90,158                75,288
Series B preferred stock add-back -                       4,689                  4,704                  4,686
Fully diluted weighted average shares outstanding 96,255                86,692                94,862                79,974
Diluted per share amounts:
FAD 0.56 $                 0.50 $                 1.59 $                 1.48 $
Normalized FAD 0.54 $                 0.50 $                 1.56 $                 1.48 $
Dividends declared per common share 0.41 $                 0.39 $                 1.23 $                 1.15 $
Normalized FAD payout ratio 76% 78% 79% 78%
Normalized FAD Coverage
1.32                     1.28                     1.27                     1.29
In thousands, except per share data
Three Months Ended September 30, Nine Months Ended September 30,

8 September 30, 2007—
Consolidated Balance Sheets
September 30, December 31,
2007 2006
Assets
Real estate related investments:
Land 296,011 $            267,303 $
Buildings and improvements 2,822,405 2,581,484
3,118,416 2,848,787
Less accumulated depreciation (416,425) (372,201)
Net real estate 2,701,991 2,476,586
Mortgage loans receivable, net 130,558 106,929
Investment in unconsolidated joint venture 34,278            ---
Net real estate related investments 2,866,827 2,583,515
Cash and cash equivalents 14,953 14,695
Receivables, net 4,092 7,787
Assets held for sale                  --- 9,484
Other assets 103,778 89,333
Total assets 2,989,650 $         2,704,814 $
Liabilities and Stockholders' Equity
Credit facility 216,000 $            139,000 $
Senior notes due 2008 - 2038 866,500 887,500
Notes and bonds payable 329,636 355,411
Accounts payable and accrued liabilities 99,620 77,829
Total liabilities 1,511,756 1,459,740
Minority interest 2,201                   1,265
Stockholders' equity:
Series A preferred stock 90,049 90,049
Series B convertible preferred stock 106,445 106,450
Common stock 9,209 8,624
Capital in excess of par value 1,481,510 1,298,703
Cumulative net income 1,235,515 1,064,293
Accumulated other comprehensive income 1,183 1,231
Cumulative dividends (1,448,218) (1,325,541)
Total stockholders' equity 1,475,693 1,243,809
Total liabilities and stockholders' equity 2,989,650 $         2,704,814 $
In thousands

9 September 30, 2007—
Capitalization
Actual Pro Forma *
Debt
Credit facility 216,000 $      $        10,000 $      139,000
Senior notes 866,500               1,166,500          887,500
Notes and bonds 329,636                  329,636          355,411
Consolidated debt       1,412,136       1,506,136       1,381,911
NHP's share of unconsolidated debt 47,743                      47,743                   -
Total debt 1,459,879 $   1,553,879 $   1,381,911 $
Book Capitalization
Consolidated debt 1,412,136 $   1,506,136 $   1,381,911 $
Minority interest 2,201             2,201             1,265
Total stockholders' equity 1,475,693      1,385,644      1,243,809
Consolidated book capitalization 2,890,030      2,893,981      2,626,985
Accumulated depreciation and amortization 416,425         416,425         372,201
Consolidated undepreciated book capitalization 3,306,455      3,310,406      2,999,186
NHP's share of unconsolidated debt 47,743           47,743           -
NHP's share of unconsolidated depreciation and amortization 1,034             1,034             -
Total undepreciated book capitalization 3,355,232 $   3,359,183 $   2,999,186 $
Market capitalization
Shares Price Shares Price
Common stock 92,087 30.13 $     2,774,570 $   2,774,570 $   86,238 30.22 $     2,606,127 $
Series A preferred stock 900 100.00 $   90,049           -                 900 100.00 $   90,049
Series B preferred stock 1,064 130.02 $   138,400         138,400         1,064 134.00 $   142,636
Consolidated market equity capitalization 3,003,019 2,912,970 2,838,812
Consolidated debt 1,412,136 1,506,136 1,381,911
Consolidated market capitalization 4,415,155 4,419,106 4,220,723
NHP's share of unconsolidated debt 47,743 47,743 -
Total market capitalization 4,462,898 $   4,466,849 $   4,220,723 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 42.7% 45.5% 46.1%
Total debt to total undepreciated book capitalization 43.5% 46.3% 46.1%
Consolidated debt to consolidated market capitalization 32.0% 34.1% 32.7%
Total debt to total market capitalization 32.7% 34.8% 32.7%
* The Pro Forma column shows the capitalization after giving effect to the Series A Preferred Stock repayment on October 1, 2007 and the $297 million of expected net proceeds from the $300 million notes issuance on October 19, 2007.
September 30, 2007 December 31, 2006
In thousands, except stock prices and ratios

10 September 30, 2007—
Debt Maturities and Debt Composition
(1)
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 866,500 $      6.7% 59.4% $      887,500 6.7% 64.2%
Notes and bonds 271,632 6.3% 18.6% 295,045 6.4% 21.4%
NHP's share of unconsolidated debt 47,743 6.0% 3.3% - - 0.0%
Total fixed rate debt 1,185,875 6.6% 81.2% 1,182,545 6.6% 85.6%
Variable rate debt
Credit facility 216,000 6.0% 14.8% 139,000 6.2% 10.1%
Notes and bonds 58,004 5.9% 4.0% 60,366 5.4% 4.4%
Total variable rate debt 274,004 6.0% 18.8% 199,366 6.0% 14.4%
Total debt 1,459,879 $   6.5% 1,381,911 $   6.5%
(1) As of September 30, 2007 - does not includes $300 million 6.25% notes maturing February 1, 2013 issued on October 19, 2007.
(2) Notes putable July of 2008, 2013, 2018, 2023 and 2028 with a final maturity in 2038
(3) Notes putable November of 2008, 2013, 2018 and 2023 with a final maturity in 2028
(4) Includes $55 million of notes putable in October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
September 30, 2007 December 31, 2006
Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
Q4 2007 - $          - - $             - - $          - - $             - - $             - - $             -
Q1 2008 - - 10,000 6.7% - - 10,000 6.7% 213 6.4% 10,213 6.7%
Q2 2008 - - - - - - - - 288 6.4% 288 -
Q3 2008 - - 40,000 (2) 6.6% - - 40,000 6.6% - - 40,000 6.6%
Q4 2008 - - 33,500 (3) 7.6% - - 33,500 7.6% - - 33,500 7.6%
2009 - - 87,000 (4) 7.8% 38,809 6.9% 125,809 7.5% - - 125,809 7.5%
2010 216,000 6.0% - - 74,114 6.0% 290,114 6.0% - - 290,114 6.0%
2011 - - 350,000 6.5% 5,402 7.7% 355,402 6.5% - - 355,402 6.5%
2012 - - 96,000 8.3% 38,157 7.5% 134,157 8.1% 14,000 6.0% 148,157 7.9%
2013 - - - - 75,239 6.3% 75,239 6.3% - - 75,239 6.3%
2014 - - - - 8,406 5.9% 8,406 5.9% 25,616 5.8% 34,022 5.8%
2015 - - 250,000 6.0% 11,282 6.4% 261,282 6.0% - - 261,282 6.0%
2016 - - - - - - - - - - - -
Thereafter - - - - 78,227 5.3% 78,227 5.3% 7,626 6.9% 85,853 5.4%
Total 216,000 $  6.0% 866,500 $      6.7% 329,636 $  6.2% 1,412,136 $   6.5% 47,743 $        6.0% 1,459,879 $   6.5%
Weighted average
maturity in years 3.2 4.5 8.7 5.3 8.7 5.4
Period
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility

11 September 30, 2007—
Interest and Fixed Charge Coverage
See Financial Measures Definitions
2007 2006 2007 2006
Reconciliation of Net Income to EBITDA:
Net income 57,742 $             31,719 $             171,222 $           82,821 $
Interest and amortization of deferred financing costs 25,387                24,890                75,484                65,492
Depreciation and amortization in continuing operations 25,880                19,886                71,337                51,174
Depreciation and amortization in discontinued operations 34                        1,570                  1,371                  5,099
Consolidated EBITDA 109,043              78,065                319,414              204,586
NHP's share of EBITDA reconciling items from unconsolidated joint venture
Interest and amortization of deferred financing costs 508                                          --- 849                                          ---
Depreciation and amortization 503                                          --- 1,034                                      ---
Total EBITDA 110,054              78,065                321,297              204,586
Gains on sale of facilities (29,389)               (8,682)                 (91,234)               (17,508)
Adjusted Total EBITDA 80,665 $             69,383 $             230,063 $           187,078 $
Adjusted Consolidated EBITDA 79,654 $             69,383 $             228,180 $           187,078 $
Interest Expense
Consolidated interest expense 24,704 $             24,140 $             73,418 $             63,545 $
NHP's share of interest expense from unconsolidated joint venture 502                                          --- 839                                          ---
Total interest expense 25,206                24,140                74,257                63,545
Fixed Charges:
Consolidated Interest expense 24,704 $             24,140 $             73,418 $             63,545 $
Preferred stock dividends 3,791                  3,791                  11,372                11,372
Consolidated fixed charges 28,495                27,931                84,790                74,917
NHP's share of interest expense from unconsolidated joint venture 502                                          --- 839                                          ---
Total fixed charges 28,997 $             27,931 $             85,629 $             74,917 $
Consolidated Adjusted Interest Coverage Ratio
3.22                     2.87                     3.11                     2.94
Total Adjusted Interest Coverage Ratio                     3.20                     2.87                     3.10                     2.94
Consolidated Adjusted Fixed Charge Coverage Ratio
                    2.80                     2.48                     2.69                     2.50
Total Adjusted Fixed Charge Coverage Ratio
                    2.78                     2.48                     2.69                     2.50
In thousands
Three Months Ended September 30, Nine Months Ended September 30,

12 September 30, 2007—
Unconsolidated Joint Venture Financial Statements
In thousands
Three Months Ended Nine Months Ended
September 30, 2007 September 30, 2007 September 30, 2007
Assets Revenues
Land 16,682 $                     Rent 4,857 $                        9,857 $
Buildings and improvements 314,015                      Interest and other income 81                                93
Gross real estate 330,697                      Total revenues 4,938                           9,950
Accumulated depreciation (4,137)
Net real estate 326,560                      Expenses
Cash 3,343                          Interest and amortization of deferred finance costs 2,031                           3,397
Receivables 2                                 Depreciation and amortization 2,011                           4,137
Other assets 1,180                          General and administrative* 542                              1,106
Total assets 331,085 $                  Total expenses 4,584                           8,640
Liabilities and equity Net income 354 $                           1,310 $
Notes payable 190,970 $
Accounts payable and accrued liabilities 3,014                          NHP Income and FFO from Joint Venture
Total liabilities 193,984                      Share of net income - 25% 89 $                             328 $
Management fee* 458                              914
Equity 137,101                      Income from joint venture 547                              1,242
Share of depreciation - 25% 503                              1,034
Total liabilities and equity 331,085 $                  FFO from joint venture 1,050 $                        2,276 $
NHP's investment in joint venture 34,278 $                     * NHP's management fee is included in the joint venture's general and administrative expense
Balance Sheet Income Statement

13 September 30, 2007—
Financial Measures Definitions
Adjusted EBITDA:
We believe that adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period.  We believe adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.
However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the adjusted fixed charge coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the adjusted fixed charge coverage ratio by dividing Adjusted
EBITDA by Fixed Charges.  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges.  Our calculation of the adjusted fixed charge coverage ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of Regulation
S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the adjusted interest coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies.  We calculate the adjusted interest coverage ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any).  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA.  Our calculations of the adjusted interest coverage ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations.  EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income.  The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity.  We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.  However, the methodology for calculating it makes net income the most directly comparable GAAP measure.  As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

14 September 30, 2007—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD payout ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period.  FAD coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period.  We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed charges is a measure of the total interest and preferred stock dividend obligations of a company.  It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio.  It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have.  Our calculation of fixed charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to fixed charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. FAD was developed as a supplemental measure of operating performance primarily to exclude non-
cash revenues and expenses that are included in FFO. FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures.  We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and
expenses.   Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs.  FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition. FFO is defined as net income (computed in accordance with
GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization. The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures.  We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

15 September 30, 2007—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by
different depreciation assumptions.   Additionally, FFO is widely used by
industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or that interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Normalized FAD:
Normalized FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Normalized FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets.  We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Normalized FFO, which excludes impairments, for any period where our net income includes an impairment.  We also exclude any material one-time items reflected in the financial statements for a given period.

16 September 30, 2007— INVESTMENTS & DISPOSITIONS

17 September 30, 2007—
3rd
Quarter 2007 Investments
Gross investment in thousands
Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units/ Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 5               385              19             36,000 $        94,000 $          8.6%
Skilled nursing facilities 12             1,019           30             58,000           57,000 $          8.7%
Total senior housing and long-term care 17             1,404           27             94,000           67,000 $          8.7%
Medical office buildings 4               313,549    6               56,000           179 $               7.1%
Total acquisitions 21             1,404           313,549    150,000         8.1%
Capital expenditures -            -              -            7,000
Total investments 21             1,404           313,549    157,000
NHP Contributions to Unconsolidated Joint Venture
3rd Quarter 2007
Assisted and independent living facilities 8               702              10             102,000 $      145,000 $        7.6%
Year to Date 2007
Assisted and independent living facilities 12             1,187           12             143,000 $      120,000 $        7.8%

18 September 30, 2007—
Year to Date 3rd
Quarter 2007 Investments
Gross investment in thousands
Building Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 40 2,276 16 199,000 $     87,000 $            8.4%
Skilled nursing facilities 28 2,459 30 133,000 54,000 $            8.6%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.8%
Total senior housing and long-term care 71 5,262 23 371,000 71,000 $            8.5%
Medical office buildings 7 - 454,665 9 79,000 174 $                  7.2%
Total acquisitions 78 5,262 454,665 450,000 8.3%
Capital expenditures - - - 17,000
Total investments 78 5,262 454,665 467,000
Loans
Assisted and independent living facilities 6 406 8 14,000 34,000 $            11.8%
Skilled nursing facilities 4 582 38 5,000 9,000 $              14.3%
Total senior housing and long-term care 10 988 26 19,000 19,000 $            12.5%
Other loans 28,000 10.0%
Total loans 47,000 11.0%
Total Consolidated
Assisted and independent living facilities 46 2,682 15 213,000 79,000 $            8.6%
Skilled nursing facilities 32 3,041 32 138,000 45,000 $            8.8%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.8%
Total senior housing and long-term care 81 6,250 24 390,000 62,000 $            8.7%
Other loans 28,000 10.0%
Medical office buildings 7 - 454,665 79,000 174 $                  7.2%
Total acquisitions 88 6,250 454,665 497,000 8.5%
Capital expenditures - - - 17,000
Total investments 88 6,250 454,665 514,000
Unconsolidated Joint Venture
Assisted and independent living facilities 2 212 9 37,000 175,000 $          8.0%
Skilled nursing facilities 7 1,028 10 151,000 147,000 $          8.3%
Total acquisitions 9 1,240 10 188,000 152,000 $          8.2%
Capital expenditures - - - -
Total investments 9 1,240 188,000
Total Investments
Assisted and independent living facilities 48 2,488 14 236,000 95,000 $            8.3%
Skilled nursing facilities 39 3,487 26 284,000 81,000 $            8.5%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.8%
Total senior housing and long-term care 90 6,502 21 559,000 86,000 $            8.4%
Medical office buildings 7 - 454,665 79,000 174 $                  7.2%
Total real estate acquisitions 97 6,502 454,665 638,000 8.3%
Total loans 10 988 - 47,000 11.0%
Total acquisitions 107 7,490 454,665 685,000 8.5%
Capital expenditures - - - 17,000
Total investments 107 7,490 454,665 702,000 $

19 September 30, 2007—
Expected Dispositions
Investment
2007 Full Year Gross Required at 8.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
First Nine Months of 2007
Purchase options 390,000 $       524,000 $          3,750,000 $           1,048,000 $      6,165,000 61%
Loan payoffs 142,000 603,000 4,750,000 - 7,094,000 67%
Lease restructuring 262,000 355,000 - - 4,176,000 0%
Strategic asset sales 5,469,000 10,937,000 128,000,000 60,132,000 128,671,000 99%
6,263,000 $    12,419,000 $     136,500,000 $       61,180,000 $    146,106,000 93%
Projected Fourth Quarter 2007
Certain [A]
Purchase options 323,000 $       4,768,000 $       44,026,000 $         11,132,000 $    56,094,000 78%
High
[B]
Purchase options 17,000 475,000 5,000,000 851,000 5,588,000 89%
Loan payoffs* 394,000 3,531,000 30,784,000 9,961,000 41,541,000 74%
Asset recycling 209,000 1,512,000 16,537,000 4,827,000 17,788,000 93%
Lease restructuring 41,000 245,000 - - 2,882,000 0%
Total high 661,000 5,763,000 52,321,000 15,639,000 67,799,000 77%
Projected fourth quarter 2007 984,000 $       10,531,000 $     96,347,000 $         26,771,000 $    123,894,000 78%
Total Projected 2007
Total certain 6,586,000 $    17,187,000 $     180,526,000 $       72,312,000 $    202,200,000 $  89%
Total high 661,000 5,763,000 52,321,000 15,639,000 67,800,000 77%
7,247,000 $    22,950,000 $     232,847,000 $       87,951,000 $    270,000,000 86%
*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities
[A] Projected dispositions categorized as “Certain” represent items where NHP received written notice from the tenant or entered into agreements related to the facilities
[B] Projected dispositions categorized as “High” represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available

20 September 30, 2007—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2007 274 $          5                498 $         1                 - $          -               - $           -           772 $          0% 6
2008 5,735          8                3,764         7                 -            -               -             -           9,499          3% 15
2009 273             1                4,091         8                 -            -               -             -           4,364          2% 9
2010 4,575          6                7,759         17               -            -               -             -           12,334        4% 23
2011 -              -             8,579         22               -            -               -             -           8,579          3% 22
2012 7,586          8                3,272         7                 1,466         1                   1,562          1               13,886        5% 17
2013 13,010        15              3,200         9                 363            1                   -             -           16,573        6% 25
2014 10,171        14              4,383         7                 6,408         4                   -             -           20,962        8% 25
2015 1,756          4                3,622         5                 -            -               3,075          1               8,453          3% 10
2016 10,314        10              15,723       32               -            -               2,505          5               28,542        10% 47
Thereafter 120,000      195            33,449       58               4,103         4                   2,514          2               160,066      56% 259
173,694 $   266            88,340 $    173             12,340 $    10                 9,656 $       9               284,030 $   100% 458
Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2007 - $           -             - $          -              - $          0% -             9,860 $       7% 2
2008 -              -             -            -              -            0% -             29,837        20% 9
2009 -              -             -            -              -            0% -             38,745        26% 9
2010 -              -             -            -              -            0% -             987             1% -
2011 -              -             -            -              -            0% -             1,073          1% -
2012 5,510          6                -            -              5,510         21% 6                 1,169          1% -
2013 -              -             -            -              -            0% -             9,777          6% -
2014 -              -             -            -              -            0% -             1,397          1% -
2015 -              -             -            -              -            0% -             3,651          2% 1
2016 1,262          1                -            -              1,262         5% 1                 10,441        7% 2
Thereafter 6,516          7                12,458       7                 18,974       74% 14               42,717        28% 6
13,288 $     14              12,458 $    7                 25,746 $    100% 21               149,654 $   100% 29
Assisted and Independent Consolidated Skilled Nursing Total JV
Mortgage Loans Receivable
Consolidated Lease Expirations
Unconsolidated JV Lease Expirations
Assisted and Independent Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net

21 September 30, 2007— PORTFOLIO OVERVIEW

22 September 30, 2007—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 266 19,753 1,896,411 $   96,000 $        58% 140,465 $         59%
Skilled nursing facilities 173 19,316 905,924 47,000 $        28% 62,620 26%
Continuing care retirement communities 10 1,852 132,633 72,000 $        4% 9,079 4%
Specialty hospitals 7 303 68,031 225,000 $      2% 5,927 2%
Total senior housing and long-term care 456 41,224 3,002,999 73,000 $        92% 218,091 91%
Triple-net medical office buildings 2 209,970 39,590 189 $             1% 666 0%
Total triple-net 458 41,224 209,970 3,042,589 93% 218,757 91%
Multi-tenant medical office buildings 26 1,010,667 98,621 98 $              3% 4,030 2%
Total owned 484 41,224 1,220,637 3,141,210 96% 222,787 93%
Mortgage Loans Receivable
Assisted and independent living facilities 8 631 46,482 74,000 $        1% 7,044 3%
Skilled nursing facilities 20 2,805 64,505 23,000 $        2% 4,197 2%
Continuing care retirement communities 1 428 19,571 46,000 $        1% 1,010 0%
Total mortgage loans receivable 29 3,864 130,558 38,000 $        4% 12,251 5%
Assets Held for Sale 2 111 - -
Other Income 3,594 2%
Total Consolidated Portfolio
515 45,199 1,220,637 3,271,768 $   100% 238,632 $         100%
Consolidated Portfolio by Type
Assisted and independent living facilities 274 20,384 1,942,893 $   95,000 $        59% 147,509 $         63%
Skilled nursing facilities 193 22,121 970,429 44,000 $        30% 66,817 28%
Continuing care retirement communities 11 2,280 152,204 67,000 $        5% 10,089 4%
Specialty hospitals 7 303 68,031 225,000 $      2% 5,927 3%
Total senior housing and long-term care 485 45,088 3,133,557 73,000 $        96% 230,342 98%
Medical office buildings 28 1,220,637 138,211 132 $             4% 4,696 2%
Assets held for sale 2 111 - 0% - 0%
Total consolidated 515 45,199 1,220,637 3,271,768 100% 235,038 100%
Other Income 3,594
Unconsolidated JV Ownership
Assisted and independent living facilities 14 1,399 180,035 129,000 $      54% 2,590 26%
Skilled nursing facilities 7 1,028 150,662 147,000 $      46% 7,267 74%
Total JV owned 21 2,427 330,697 135,000 $      100% 9,857 100%
Total Portfolio 536 47,626 1,220,637 3,602,465 $   248,489 $
* Multi-tenant medical office building gross investment includes $22,794 of amounts classified as other assets
Triple-Net Leased Security Information
JV JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 54,331 $       3,091 $        57,422 $      3,380 $       Master Leases 84% 100%
Cash deposits 20,410 1,302 21,712 81 Property Tax 67% 38% 66% 57%
74,741 $       4,393 $        79,134 $      3,461 $       Cap Ex 46% 14% 44% 95%
Consolidated
Percentage with Impounds Security Deposits
Consolidated

23 September 30, 2007—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 266 11 1,896,411 $     186,781 $         9.8% 86.3% 1.32x
Skilled nursing facilities 173 26 905,924 88,645 9.8% 84.2% 1.97x
Continuing care retirement communities 10 21 132,633 13,170 9.9% 89.2% 1.75x
Specialty hospitals 7 15 68,031 7,699 11.3% 70.6% 2.41x
Total senior housing and long-term care 456 16 3,002,999 296,295 9.9% 85.4% 1.57x
Triple-net medical office buildings 2 6 39,590 2,960 7.5% 74.0%
Total triple-net 458 3,042,589 299,255 9.8%
Multi-tenant medical office buildings 26 16 98,621 7,246 7.3% 86.3%
Total owned 484 16 3,141,210 306,501 9.8%
Mortgage Loans Receivable
Assisted and independent living facilities 8 11 46,482 5,085 10.9% 92.5% 1.63x
Skilled nursing facilities 20 33 64,505 8,115 12.6% 79.8% 2.15x
Continuing care retirement communities 1 30 19,571 2,013 10.3% 71.2% 0.61x
Total mortgage loans receivable 29 25 130,558 15,213 11.7% 81.1% 1.78x
Assets Held for Sale 2 - -
Total NHP Consolidated Portfolio 515 16 3,271,768 $     321,714 $         9.8% 82.9% 1.58x
Consolidated Portfolio by Type
Assisted and independent living facilities 274 11 1,942,894 $     191,866 $         9.9% 86.4% 1.33x
Skilled nursing facilities 193 27 970,429 96,760 10.0% 83.7% 1.99x
Continuing care retirement communities 11 22 152,204 15,182 10.0% 85.8% 1.60x
Specialty hospitals 7 15 68,031 7,699 11.3% 70.6% 2.41x
Total senior housing and long-term care 485 17 3,133,558 311,508 9.9% 85.2% 1.58x
Medical Office Buildings 28 13 138,211 10,206 7.4% 84.2%
Assets held for sale 2 - -
Total consolidated 515 16 3,271,768 321,714 9.8%
Unconsolidated JV Ownership
Assisted and independent living facilities 14 10 180,035 13,995 7.8% 89.5% 1.55x
Skilled nursing facilities 7 9 150,662 12,458 8.3% 91.5% 1.72x
Total JV owned 21 10 330,697 26,453 8.0% 90.6% 1.66x
Total Portfolio 536 16 3,602,465 $     348,167 $         9.7% 83.2% 1.58x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets

24 September 30, 2007—
Consolidated Portfolio Performance by Asset Type (excluding MOBs)
SEP 2007 JUN 2007 Q/Q Chg SEP 2006 Y/Y Chg SEP 2007 JUN 2007 [A] SEP 2006
Assisted and independent living
Annualized Facility Revenue ($000s) 540,892 $       539,907 $      0.2% 517,429 $       4.5% 693,795 $       694,559 $       600,253 $
Occupancy 88.0% 87.7% 0.3% 88.7% -0.7% 86.4% 86.3% 88.7%
Monthly revenue per occupied bed/unit 3,097 $           3,105 $          -0.3% 2,941 $           5.3% 3,047 $           2,990 $           2,900 $
Annualized Facility EBITDARM ($000s) 205,094 $       207,257 $      -1.0% 187,891 $       9.2% 257,766 $       261,169 $       216,357 $
Facility EBITDARM % 37.9% 38.4% -0.5% 36.3% 1.6% 37.2% 37.6% 36.0%
NHP Annualized Cash Rent ($000s) 148,806 $       146,126 $      1.8% 142,881 $       4.1% 191,866 $       189,823 $       161,524 $
Facility EBITDARM coverage 1.38x 1.42x -2.8% 1.32x 4.8% 1.34x 1.38x 1.34x
Facility EBITDAR coverage 1.20x 1.23x -3.0% 1.13x 5.5% 1.16x 1.19x 1.15x
Facility EBITDAR - Capex coverage 1.14x 1.17x -3.1% 1.07x 5.7% 1.10x 1.13x 1.10x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 1,079,723 $    1,070,680 $   0.8% 1,009,495 $    7.0% 1,207,614 $    1,367,988 $    1,258,259 $
Occupancy 83.4% 82.5% 0.8% 83.6% -0.3% 83.7% 81.5% 81.6%
Monthly revenue per occupied bed/unit 5,778              5,786             -0.1% 5,347              8.1% 5,761              5,541              5,495
Q-Mix (Private + Medicare) 45.0% 44.9% 0.1% 40.8% 4.2% 45.5% 51.4% 45.6%
Annualized Facility EBITDARM ($000s) 173,239 $       168,835 $      2.6% 166,133 $       4.3% 192,728 $       221,205 $       212,989 $
16.0% 15.8% 0.3% 16.5% -0.4% 16.0% 16.2% 16.9%
NHP Annualized Cash Rent ($000s) 87,023 $         87,014 $        0.0% 85,567 $         1.7% 96,760 $         106,542 $       102,353 $
Facility EBITDARM coverage 1.99x 1.94x 2.6% 1.94x 2.5% 1.99x 2.08x 2.08x
Facility EBITDAR coverage 1.37x 1.33x 3.4% 1.35x 1.4% 1.37x 1.43x 1.47x
Facility EBITDAR - Capex coverage 1.28x 1.24x 3.7% 1.26x 1.6% 1.28x 1.35x 1.39x
[A] Coverages previously reported for the skilled nursing facilities excluded the Complete Care Services portfolio which sold on June 29, 2007
SAME PROPERTY (PERFORMANCE) TOTAL

25 September 30, 2007—
Consolidated Portfolio Performance (excluding MOBs )
SEP 2007 JUN 2007 Q/Q Chg SEP 2006 Y/Y Chg SEP 2007 JUN 2007 SEP 2006
NHP Consolidated Portfolio
(excluding MOBs)
Annualized Facility Revenue ($000s) 1,779,008 $   1,767,167 $  0.7% 1,677,611 $   6.0% 2,089,876 $   2,249,038 $   2,009,200 $
Occupancy 85.3% 85.0% 0.3% 85.8% -0.5% 85.1% 83.9% 82.3%
Monthly revenue per occupied bed/unit 4,656 $          4,645 $         0.2% 4,350 7.0% 4,502 4,437 4,396
Annualized Facility EBITDARM ($000s) 414,929 $      411,995 $     0.7% 388,876 $      6.7% 493,347 $      524,352 $      464,198 $
Facility EBITDARM % 23.3% 23.3% 0.0% 23.2% 0.1% 23.6% 23.3% 23.1%
Total NHP Annualized Cash Rent ($000s) 255,291 $      252,217 $     1.2% 247,165 $      3.3% 311,500 $      318,830 $      282,591 $
NHP Rent (Payor Mix)
Private 68.8% 67.9% 0.9% 67.0% 1.8% 71.3% 68.9% 66.1%
Medicare 11.3% 12.0% -0.6% 11.9% -0.6% 10.5% 11.5% 12.1%
Medicaid 19.7% 20.0% -0.3% 21.0% -1.3% 18.1% 19.4% 21.7%
Other 0.2% 0.2% 0.0% 0.1% 0.1% 0.2% 0.2% 0.1%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.63x 1.63x -0.5% 1.57x 3.3% 1.58x 1.64x 1.64x
Facility EBITDAR coverage 1.28x 1.28x -0.5% 1.23x 3.5% 1.25x 1.29x 1.29x
Facility EBITDAR - Capex coverage 1.21x 1.21x -0.4% 1.16x 3.7% 1.18x 1.23x 1.22x
Total Portfolio | Facility Payor Mix SEP 2007 JUN 2007 SEP 2006 SEP 2007 JUN 2007 SEP 2006 SEP 2007 JUN 2007 SEP 2006
Private 98.8% 98.8% 99.0% 18.2% 16.7% 15.8% 49.3% 46.0% 43.6%
Medicare 0.3% 0.3% 0.1% 27.3% 28.7% 28.0% 18.0% 19.6% 19.8%
Medicaid 0.8% 0.8% 0.8% 54.0% 54.0% 55.9% 32.4% 34.1% 36.4%
Other 0.0% 0.0% 0.0% 0.5% 0.6% 0.4% 0.3% 0.3% 0.2%
Total Tenant Revenue 100.00% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Q-Mix (Private + Medicare) 99.2% 99.2% 99.2% 45.5% 45.4% 43.8% 67.3% 65.6% 63.4%
* Excludes assets held for sale, medical office buildings and JV assets
ALF/ILF SNF Total
SAME PROPERTY (PERFORMANCE) TOTAL

26 September 30, 2007—
Tenant Concentration
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1 Brookdale Senior Living [A] 96 7,967 464,195 $      14.2% 56,612 $          17.6% 12 15.9 1.51x
2 Hearthstone Senior Services 32 3,122 431,297 13.2% 35,774 11.1% 8 13.8 1.23x
3 Emeritus Corporation [A] 29 2,152 252,368 7.7% 23,736 7.4% 9 11.1 1.43x
4 Wingate Healthcare 19 2,516 237,066 7.3% 20,473 6.4% 18 12.2 1.62x
5 Atria Senior Living 17 2,343 124,583 3.8% 20,090 6.2% 25 9.0 1.15x
Top 5 193 18,100 1,509,509 46.1% 156,685 48.7% 13 13.8 1.40x
6
Laureate Group 9 1,526 118,946 3.6% 10,660 3.3% 14 5.3 1.45x
7 Senior Services of America 15 1,092 106,775 3.3% 8,811 2.7% 12 13.8 1.39x
8
Carillon Assisted Living 9 928 105,847 3.2% 8,464 2.6% 6 14.3 1.30x
9 Beverly Enterprises 28 3,112 103,405 3.2% 14,150 4.4% 30 6.7 2.14x
10
Epoch Senior Living 8 859 81,067 2.5% 8,231 2.6% 16 8.3 2.00x
Top 10 262 25,617 2,025,548 61.9% 207,000 64.3% 13 12.6 1.47x
11 Magnolia Health Systems 18 606 76,568 2.3% 2,253 0.7% 11 17.5 1.38x
12
Nexion Health Management 18 2,019 56,220 1.7% 7,389 2.3% 26 5.1 1.88x
13 Primrose Retirement Associates 8 429 55,016 1.7% 4,317 1.3% 7 14.3 1.20x
14
Health Systems 12 1,056 48,974 1.5% 4,895 1.5% 18 9.6 1.67x
15 Trans Healthcare 7 1,062 46,676 1.4% 5,432 1.7% 39 2.5 0.65x
Top 15 325 30,789 2,309,002 70.6% 231,287 71.9% 14 12.0 1.46x
Other - Senior Housing and
Long-Term Care Tenants 162 13,492 824,555 25.2% 80,221 24.9% 20 10.0 1.92x
Medical Office Buildings 28 138,211 4.2% 10,206 3.2% 13
Total NHP Consolidated Portfolio 515 44,281 3,271,768 $   100.0% 321,714 $        100.0% 16 11.3 1.58x
* Performance metrics exclude assets held for sale and JV assets
[A] Public company tenant

27 September 30, 2007—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as Revenue
Number of Beds/Units Gross Percent by Annualized Percent by Percent of Average per occupied
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent [A] Age bed/unit
1 Texas 66 15,194 479,163 $      15.3% 44,712 $      14.4% 3.6% 12 2,612 $
2 Massachusetts 31 4,083 310,259 9.9% 28,860 9.3% 4.3% 22 6,591
3 California 30 3,691 209,908 6.7% 28,519 9.2% 1.5% 16 5,061
4
Wisconsin 36 2,704 196,673 6.3% 17,926 5.8% 1.4% 17 3,261
5 Florida 28 3,631 186,091 5.9% 19,933 6.4% 1.9% 17 4,123
Top 5 191 29,303 1,382,094 44.1% 139,949 44.9% 12.6% 16 3,979
6
Tennessee 21 2,232 147,351 4.7% 11,917 3.8% 1.1% 15 4,108
7 North Carolina 12 1,225 119,460 3.8% 9,974 3.2% 0.6% 7 4,227
8
Ohio 19 2,059 117,740 3.8% 11,958 3.8% 1.1% 16 3,470
9 Washington 17 2,073 113,494 3.6% 11,985 3.9% 0.9% 18 6,115
10 Michigan 18 872 106,107 3.4% 9,369 3.0% 0.0% 9 4,319
Top 10 278 37,764 1,986,245 63.4% 195,153 62.7% 16.2% 15 3,931
11
New York 6 846 101,437 3.2% 9,640 3.1% 1.2% 15 5,117
12 Indiana 23 1,181 94,356 3.0% 4,363 1.4% 0.6% 12 2,465
13 Arizona 8 855 65,215 2.1% 7,829 2.5% 0.3% 13 4,078
14
Minnesota 13 896 63,935 2.0% 5,432 1.7% 0.9% 23 3,116
15 Pennsylvania 13 1,511 63,528 2.0% 6,063 2.0% 1.0% 18 5,438
Top 15 341 43,053 2,374,716 75.8% 228,481 73.4% 20.1% 15 4,113
Other States 146 1,228 758,842 24.2% 83,027 26.7% 12.3% 17 4,289
Total 487 44,281 3,133,558 $   100.0% 311,508 $    100.0% 32.4% 16 4,162 $
Medical Office Buildings 28 138,211 10,206 13
Total NHP Consolidated Portfolio 515 3,271,768 321,714 16
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
[A]
Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)

28 September 30, 2007—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled
Independent Living Nursing Portfolio
SEP 2007 SEP 2007 SEP 2007
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 26,948 $                            [A] 75,426 $                            102,374 $
Occupancy 89.5% 91.5% 90.6%
Monthly revenue per occupied bed/unit 2,694 $                              6,501 $                              4,738 $
Q-Mix (Private + Medicare) 97.0% 59.1% 69.0%
Annualized Facility EBITDARM ($000s) 9,705 $                              21,388 $                            31,093 $
Facility EBITDARM % 36.0% 28.4% 30.4%
Total JV Annualized Cash Rent ($000s) 6,249                                 12,458                               18,707
JV Rent (Payor Mix)
Private 97.0% 34.9% 55.6%
Medicare 0.0% 24.1% 16.1%
Medicaid 3.0% 40.9% 28.3%
Other 0.0% 0.0% 0.0%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.55x 1.72x 1.66x
Facility EBITDAR coverage 1.34x 1.41x 1.39x
Facility EBITDAR - Capex coverage 1.21x 1.39x 1.33x
[A] Given the timing of the NHP contributions to JV in September 2007, portfolio performance data excludes the six Brookdale and two Koelsch facillities
Total

29 September 30, 2007—
Medical Office Building Portfolio Performance Metrics
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I JV 21 55,208 $        72                 57.1% 18 752,989         83.6% 81.1% 2.5%
BROE II JV 4 32,523           177               100.0% 16 184,212         92.8%
NHP Multi-Tenant 1 10,890           180               0.0% 3 60,483           100.0%
NHP Triple-Net 2 39,590           189               50.0% 6 209,970         74.0%
   Total MOB Portfolio 28 138,211 $      113 $             60.7% 13 1,207,654      84.2% 80.7% 3.5%
Same Property MOB Portfolio 21 55,208 $        72 $              57.1% 18 752,989         83.6% 81.1% 2.5%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I JV 10,689 $          9,743 $          9.7% 4,619 $            4,502 $          2.6% 43.2% 46.2% -3.0%
BROE II JV 2,697               -                1,767               -                 65.5%
NHP Multi-Tenant 1,640               -                860                  -                 52.4%
NHP Triple-Net 2,960               -                2,960               -
   Total MOB Portfolio 17,985 $          9,743 $          84.6% 10,206 $          4,502 $          126.7% 48.2% 46.2% 2.0%
Same Property MOB Portfolio 10,689 $          9,743 $          9.7% 4,619 $            4,502 $          2.6% 43.2% 46.2% -3.0%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state Facilities Investment Investment per SQFT Feet Square Feet
1
Texas 7                       28,190 $        20.4% 93 $                 304,078         24.9%
2 Louisiana 8                       36,416           26.4% 92 $                 393,908         32.3%
3 Alabama 1                       16,703           12.1% 273 $               61,219           5.0%
4
Ohio 1                       13,337           9.7% 199 $               66,902           5.5%
5 South Carolina 2                       14,625           10.6% 133 $               109,704         9.0%
     Top 5 19                     109,271         79.1% 117 $               935,811         76.7%
6 Florida 1                       5,822             4.2% 156 $               37,413           3.1%
7
Georgia 4                       10,237           7.4% 83 $                 123,980         10.2%
8 Tennessee 1                       8,481             6.1% 149 $               56,973           4.7%
9 Virginia 3                       4,400             3.2% 66 $                 66,460           5.4%
Medical Office Buildings 28                    138,211 $      100.0% 113 $               1,220,637      100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy

30 September 30, 2007—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations.  EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.  This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis.  We believe EBITDARM is a good estimate of facility cash flows before payment of management fees.  We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.  We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee.  EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility.  We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility.  EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.  This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

31 September 30, 2007—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
We define net operating income (NOI) for our senior housing and long-term care portfolio as rent revenues since our leases are triple-net.  For our medical office building portfolio we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings include expense reimbursements to common area maintenance
(CAM) charges. Our senior housing and long-term care portfolio generates
“triple-net” rent for us, which means we receive the rent and the tenant pays all operating expenses, property taxes and other expenses of each facility as well as required capital expenditures and maintenance costs. We present NOI as it effectively presents our entire portfolio on a “net” rent basis. NOI may then be used to calculate effective yields and to evaluate facility performance.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.